UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PREFERRED APARTMENT COMMUNITIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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September 25, 2020

Dear Fellow Stockholders:

On behalf of the Board of Directors and management, I cordially invite you to attend a Special Meeting of Stockholders (the "Special Meeting") of Preferred Apartment Communities, Inc. to be held on November 5, 2020. The Special Meeting will be a completely virtual meeting. You may attend the Special Meeting online at the following website address: https://www.virtualshareholdermeeting.com/APTS2020SM and by entering the 16-digit control number included on the proxy card you received or in the instructions that accompanied your proxy materials. The Special Meeting will begin at approximately 9:00 a.m., Eastern Time on November 5, 2020, with login beginning at 8:50 a.m. Eastern Time on November 5, 2020 via a live webcast on the Internet. Details of the business to be presented at the Special Meeting can be found in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement (our "Proxy Statement").

    Whether or not you plan to attend the Special Meeting, your vote is important and we encourage you to vote promptly.

    The Board of Directors welcomes and appreciates the interest of all our stockholders in Preferred Apartment Communities' affairs, and encourages those entitled to vote at the Special Meeting to take the time to do so. Please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the Special Meeting.

On behalf of the Board of Directors, we thank you for your ongoing support and investment in our Company.

Sincerely,

Joel T. Murphy
President and Chief Executive Officer and Board member

3284 Northside Parkway NW, Suite 150
Atlanta, Georgia 30327

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME AND DATE…………...……	9:00 a.m. (Eastern Time) on November 5, 2020
PLACE……………………………..	The Special Meeting will be a virtual meeting. To access the virtual meeting, stockholders should visit: https://www.virtualshareholdermeeting.com/APTS2020SM.
To login to the virtual meeting, you will be required to have your 16-digit control number.

ITEMS OF BUSINESS……………
1) Approval of the Articles of Amendment to the Company's charter to give bylaw access to stockholders.
2) Approval of the Articles of Amendment to the Company's charter to reduce the Company's call option on its Series A Redeemable Preferred Stock from 10 years to 5 years.
3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE………………….	In order to vote, you must have been a stockholder at the close of business on September 25, 2020.
PROXY VOTING…………..……
We cordially invite you to attend the virtual meeting, but regardless of whether you plan to attend, please vote in one of the following ways:

1) VISIT www.proxyvote.com to vote via the Internet. Have your proxy card in hand when you access the website and follow the instructions to vote your shares;
2) If you receive a printed copy of the proxy materials by mail, you may vote by telephone by CALLING 1-800-690-6903 (this is a free call in the U.S.). Have your proxy card in hand when you call and then follow the instructions to vote your shares; or
3) MARK, SIGN, DATE AND PROMPTLY RETURN your proxy card in the envelope provided, which requires no additional postage if mailed in the U.S.

Any proxy may be revoked by you at any time prior to its exercise at the meeting.

By Order of the Board of Directors,
Jeffrey R. Sprain
General Counsel and Secretary
September 25, 2020

TABLE OF CONTENTS

PROXY STATEMENT	1
ABOUT THE PROXY STATEMENT	1
STOCKHOLDER PROPOSALS	3
PROPOSAL NO. 1 – PROPOSAL TO APPROVE THE ARTICLES OF AMENDMENT TO THE COMPANY'S CHARTER TO GIVE BYLAW ACCESS TO STOCKHOLDERS	4
PROPOSAL NO. 2 – PROPOSAL TO APPROVE THE ARTICLES OF AMENDMENT TO THE COMPANY'S CHARTER TO REDUCE THE COMPANY'S CALL OPTION ON ITS SERIES A REDEEMABLE PREFERRED STOCK FROM 10 YEARS TO 5 YEARS	6
COMMON STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS	7
OTHER BUSINESS	9
ANNEX A - Charter Amendment - Bylaw Access	A-1
ANNEX B - Charter Amendment - Series A Call Period	B-1

i

3284 Northside Parkway NW, Suite 150
Atlanta, Georgia 30327

Special Meeting of Stockholders

PROXY STATEMENT

    Preferred Apartment Communities, Inc. ("we," "our," "us" or the "Company") is furnishing this Proxy Statement in connection with our solicitation of proxies to be voted at a Special Meeting of Stockholders (the "Special Meeting"). We will hold the Special Meeting virtually via webcast, on Thursday, November 5, 2020 at 9:00 a.m. Eastern Time, and any postponements or adjournments thereof. On or about September 30, 2020, this Proxy Statement will start to be sent to each stockholder of record at the record date.

ABOUT THE PROXY STATEMENT

What is the purpose of the Special Meeting?

At the Special Meeting, our stockholders will be asked to consider and act upon the following matters:

•Approval of the Articles of Amendment to the Company's charter to give bylaw access to stockholders;
•Approval of the Articles of Amendment to the Company's charter to reduce the Company's call period on its Series A Redeemable Preferred Stock from 10 years to 5 years; and
•Such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on September 25, 2020, the record date for the Special Meeting, are entitled to receive notice of and vote at the Special Meeting.

At the close of business on September 25, 2020, approximately 50,448,766 shares of our common stock were outstanding, including 548,211 shares of unvested restricted common stock, that are entitled to vote at the Special Meeting.

If you are a beneficial owner of shares, these proxy materials are being forwarded to you by your broker (or bank or other nominee) who is considered the stockholder of record of your shares. As the beneficial owner of the shares, you are entitled to direct your broker as to how to vote your shares. You may so instruct your broker through the Internet or by telephone as described in the applicable instructions your broker has provided with these proxy materials. You may also vote by completing the voting instruction card the broker provides to you.

What are the voting rights of stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting.

What constitutes a quorum?

Stockholders entitled to cast at least a majority of all the votes entitled to be cast must be present at the Special Meeting in person or by proxy to constitute a quorum for the transaction of business. Withheld votes, "abstentions" and broker non-votes count for purposes of determining whether a quorum is present. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the proposal is not a "routine" matter and the broker has not received voting instructions from the beneficial owner of the shares.

How do I vote?

If you are a registered stockholder, meaning that your shares are registered in your name, you have four voting options. You may vote:

•over the Internet (if you have access to the Internet, we encourage you to vote in this manner) by going to www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to vote your shares;
•by telephone by calling 1-800-690-6903. Have your proxy card in hand when you call and then follow the instructions to vote your shares;
•by signing and dating your proxy card and mailing it in the prepaid, preaddressed envelope enclosed therewith; or
•by voting online at the Special Meeting.

Please carefully follow the directions in the proxy card you received. Proxies submitted over the Internet or by telephone must be received by 11:59:00 p.m., Eastern Time, on November 4, 2020. Proxies submitted by mail must be received by the Company prior to the commencement of the Special Meeting.

If you have any questions about the Special Meeting, or if you require assistance on voting, please call Georgeson, Inc. ("Georgeson"), our proxy solicitor, at 1-866-431-2096.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with our transfer agent and/or with a broker, bank or other nominee. You will need to vote separately with respect to each proxy card you received. Please vote all the shares you own.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:
•by sending a written notice of revocation to our Secretary at 3284 Northside Parkway NW, Suite 150, Atlanta, Georgia 30327 so it is received prior to the Special Meeting, stating that you revoke your proxy;
•by signing a later-dated proxy card and submitting it so it is received prior to the commencement of the Special Meeting in accordance with the instructions included on the proxy card(s); or
•by voting online at the Special Meeting.

How may I vote for each proposal?
    Proposal 1 – You may vote for, against or abstain on the approval of the Articles of Amendment to the Company's charter to give bylaw access to stockholders.
    Proposal 2 – You may vote for, against or abstain on the proposal to approve the Articles of Amendment to the Company's charter to reduce the Company's call period on the Company's Series A Redeemable Preferred Stock from 10 years to 5 years.
What are the Board's recommendations on how I should vote my shares?
    Proposal 1 – For the Articles of Amendment to the Company's charter to give bylaw access to stockholders.
    Proposal 2 – For the Articles of Amendment to the Company's charter to reduce the Company's call period on the Company's Series A Redeemable Preferred Stock from 10 years to 5 years.
If you return a signed proxy card but do not provide voting instructions, your shares will be voted based on the Board's recommendations.

What vote is required to approve each item?

Since each of the proposals is an amendment to the Company's charter, the affirmative vote of two-thirds of all of the votes entitled to be cast is required to approve each proposal. Abstentions and broker non-votes will not count as votes cast on each proposal and will have the same effect as votes against the proposal.

None of these proposals, if approved, entitles stockholders to appraisal rights under Maryland law or our charter.

What happens if additional matters are presented at the Special Meeting?

Pursuant to our bylaws, no business shall be transacted at the Special Meeting except as specifically designated in the notice.

Is a list of stockholders available?
The names of stockholders of record entitled to vote at the Special Meeting will be available to stockholders entitled to vote at this meeting for ten days prior to the Special Meeting for any purpose relevant to the Special Meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time at our principal executive offices at 3284 Northside Parkway NW, Suite 150, Atlanta, Georgia 30327. Please contact our Secretary at 3284 Northside Parkway NW, Suite 150, Atlanta, Georgia 30327 to make arrangements.

Who will count the votes?

A representative of Broadridge will act as the inspector of elections and will tabulate votes. In connection with the duties as inspector of elections, Broadridge’s representative will also determine whether a quorum is present, evaluate the validity of proxies and ballots and certify the voting results.
Who pays the cost of this proxy solicitation?

Proxies will be solicited on behalf of the Board by mail, electronically (e.g email), social media, in person and by telephone. We will pay the cost of preparing, assembling and mailing the proxy materials and the cost of soliciting proxies. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. We have retained Georgeson to assist in the solicitation of proxies for a fee of approximately $11,000.00, plus reimbursement for out-of-pocket expenses actually incurred.. Our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile, email, social media or other electronic means. We have hired Broadridge to assist in the distribution of our proxy materials and the tabulation of proxies. In addition, Broadridge will serve as our inspector of elections. If you have any questions about the Special Meeting, or if you require assistance on voting, please call Georgeson at 1-866-431-2096.

What is "householding?"
In accordance with a notice sent to certain street name stockholders of our common stock who share a single address, stockholders at a single address will receive only one copy of this Proxy Statement, unless we have previously received contrary instructions. This practice, known as "householding," is designed to reduce our printing and postage costs. We currently do not "household" for stockholders of record.

If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement, you may contact us at Preferred Apartment Communities, Inc., 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327, Attn: Investor Relations, telephone: 1-770-818-4100, and we will deliver the applicable documents to you promptly upon receiving the request. You may also change your householding preferences through the Broadridge Householding Election system toll-free at 1-866-540-7095 or by writing to Broadridge at 51 Mercedes Way, Edgewood, New York 11717, Attn: Householding Department.

You may request or discontinue householding in the future by contacting the broker, bank or similar institution through which you hold your shares.
Stockholder Proposals for our 2021 Annual Meeting

In order for a stockholder proposal to be properly submitted for presentation at our 2021 annual meeting and included in the proxy material for our 2021 annual meeting, we must receive written notice of the proposal at our executive offices by November 24, 2020. In order for a stockholder to nominate an individual for election to our Board, or to present a proposal of other business (other than a proposal to be included in our proxy materials), at our 2021 annual meeting, we must receive written notice of the nomination or proposal during the period beginning on October 25, 2020 and ending at 5:00 p.m., Eastern Time, on November 24, 2020. However, if our 2021 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Annual Meeting, then we must receive written notice of the nomination or proposal either (i) during the period beginning on the 150th day prior to, and ending at 5:00 p.m., Eastern Time, on the 120th day prior to, the date of our 2020 annual meeting, or (ii) the tenth day following the day on which we first publicly announce the date of our 2021 annual meeting.. All proposals must contain the information specified in, and otherwise comply with, our bylaws and the federal securities laws. Proposals should be sent via registered, certified or express mail to: 3284 Northside Parkway NW, Suite 150, Atlanta, Georgia 30327, Attention: Jeffrey R. Sprain, General Counsel and Secretary.

PROPOSAL NO. 1 - APPROVAL OF THE ARTICLES OF AMENDMENT TO THE COMPANY'S CHARTER TO GIVE BYLAW ACCESS TO STOCKHOLDERS

Our Board of Directors recommends a vote FOR the proposal to approve of the Articles of Amendment to our Charter to give bylaw access to stockholders

Amendment to the Company’s Charter: Stockholder Access to the Bylaws

Upon recommendation of the Nominating and Corporate Governance Committee, our Board has declared advisable and recommends that stockholders approve the Articles of Amendment to the Company's charter (the "Bylaw Access Amendment") to provide the Board and the Company's stockholders with the concurrent power to amend our bylaws.

Purpose and Effect of the Bylaw Access Amendment

Currently, both our charter and bylaws provide the Board with the exclusive power to amend the bylaws. Our Board is committed to good corporate governance and monitors regularly our corporate governance policies and practices. Our Board carefully considered the advantages and disadvantages of adopting a change to our charter to allow for stockholders to amend the bylaws. The Company's bylaws establish a number of fundamental corporate governance operating principles, including rules for meetings of directors and stockholders and the election and duties of directors and officers, among other provisions. In the past, the Board believed that the default position under Maryland General Corporation Law provided an effective means for the Board to ensure that any amendments to our bylaws were prudent and designed to protect and maximize long-term value for all stockholders. More recently, the Nominating and Corporate Governance Committee considered the various positions for and against allowing stockholders to amend the bylaws. After weighing these considerations, and upon the recommendation of the Nominating and Corporate Governance Committee, the Board has determined it is in the best interest of the Company's stockholders to vote for amending the charter to allow stockholders to amend our bylaws.

The general description of the Bylaw Access Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Charter Amendment - Bylaws, which is contained in Articles of Amendment attached as Annex A to this Proxy Statement and is incorporated by reference herein.

    On September 14, 2020, the Board approved, subject to approval of the Bylaw Access Amendment, an amendment to Section 7.07 of our bylaws which will allow for the bylaws to be adopted, altered or repealed by the affirmative vote of a majority of the Board or by the stockholders, by the affirmative vote of a majority of all the votes entitled to be cast on the matter (the "Bylaw Amendment"). This Bylaw Amendment does not require approval by our stockholders and is conditioned upon the approval of the Bylaw Access Amendment at the Special Meeting and upon the effectiveness of the Bylaw Access Amendment. The Bylaw Amendment would replace Section 7.07 of our bylaws with the following:
Section 7.07. Amendments. The Board of Directors shall have the power to adopt, alter or repeal any provision of these bylaws and to make new bylaws. In addition, these bylaws may also be adopted, altered or repealed, and new bylaws may be made, pursuant to a binding proposal that is (a) submitted to the stockholders for approval at a duly called annual meeting or special meeting of stockholders by (i) the Board of Directors or (ii) a stockholder who provides to the Corporation timely notice of such proposal that satisfies the notice procedures and all other relevant provisions of Article 2 and who is, at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote on such matter, at the time such notice is delivered to the Corporation and as of such meeting, a stockholder that satisfies the ownership and other eligibility requirements of Rule 14a-8 under the Exchange Act and Article 2 of these bylaws, and (b) approved by the stockholders by the affirmative vote of a majority of the votes entitled to be cast on the matter.

If approved by the requisite vote, the Bylaw Access Amendment will become effective upon the filing of Articles of Amendment with the State Department of Assessments and Taxation in Maryland (the "SDAT") to reflect the changes to Article 5. If the Bylaw Access Amendment is not approved by the requisite vote, then the proposed amendment to Article 5 of our charter will not be filed with the SDAT and our Board shall continue to have the exclusive power to adopt, alter or repeal any provision of our bylaws pursuant to our charter.

Voting Requirements

Approval of a charter amendment to provide stockholders with the concurrent power to amend our bylaws requires the affirmative vote of two-thirds of all of the votes entitled to be cast at the Special Meeting. An abstention from voting on a matter will not be considered a vote cast on the matter, but will be counted in determining the number of affirmative votes required for approval and accordingly will have the same effect as a vote against the proposal. If a broker or similar nominee limits on a proxy card the number of shares voted on this proposal or indicates that the shares represented by a proxy card are not voted on this proposal, such broker non-votes will not be considered a vote cast, but will be counted in determining the number of affirmative votes required for approval and accordingly, will have the effect of a vote against the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 1: THE ARTICLES OF AMENDMENT TO THE COMPANY'S CHARTER TO GIVE BYLAW ACCESS TO STOCKHOLDERS.

PROPOSAL NO. 2 – PROPOSAL TO APPROVE THE ARTICLES OF AMENDMENT TO THE COMPANY'S CHARTER TO REDUCE THE COMPANY'S CALL PERIOD ON ITS SERIES A REDEEMABLE PREFERRED STOCK FROM 10 YEARS TO 5 YEARS

Our Board of Directors recommends a vote FOR the proposal to approve the Articles of Amendment to the Company's charter to reduce the Company's call period on its Series A Redeemable Preferred Stock from 10 years to 5 years

Amendment to the Company’s Charter: Reduce the call period on the Company's Series A Redeemable Preferred

Our Board has adopted a resolution approving and recommending to our stockholders for their approval a proposed amendment to the Company's charter to allow the Company to redeem, at the Company's option, its Series A Redeemable Preferred Stock (the "Series A Preferred") beginning on the fifth anniversary of the date of issuance rather than the tenth anniversary of the date of issuance. The form of the Articles of Amendment to the Company's charter to change the time period before the Company may redeem its Series A Preferred Stock is attached to this Proxy Statement as Annex B (the "Series A Call Amendment"). As of August 31, 2020, there were 3,050,000 shares of Series A Preferred authorized and 2,005,257 shares of Series A Preferred issued and outstanding.

Purpose and Effect of the Series A Call Amendment

The Board's view is that the adoption of Proposal 2 provides the Company greater flexibility to manage its balance sheet when making strategic decisions with available capital. This change would not alter the rights of the holders of the Series A Preferred to cause their shares to be redeemed, but it will provide the Company, after five years from the date of original issuance, the right (but not the obligation) to redeem such shares of Series A Preferred at 100% of their stated value, initially $1,000 per share, plus accrued but unpaid dividends. In addition to balance sheet control, Proposal 2 also affords the Company additional expense control by allowing the Company to reduce its outstanding Series A Preferred resulting in a proportional reduction in dividend expense based on the amount of Series A Preferred retired. Providing the Company greater balance sheet and expense control flexibility adds tools for managing the Company going forward.

If approved by the requisite vote, the Series A Call Amendment will become effective upon the filing of Articles of Amendment with the SDAT to reflect the changes to the charter. If the Series A Call Amendment is not approved by the requisite vote, then the Series A Call Amendment will not be filed with the SDAT and the charter will still require a ten year period from the date of original issuance before the Company can call shares of its Series A Preferred.

Voting Requirements

Approval of a charter amendment to reduce the time period before the Company can call its Series A Preferred from ten years to five years requires the affirmative vote of two-thirds of all of the votes entitled to be cast at the Special Meeting. An abstention from voting on a matter will not be considered a vote cast on the matter, but will be counted in determining the number of affirmative votes required for approval and accordingly will have the same effect as a vote against the proposal. If a broker or similar nominee limits on a proxy card the number of shares voted on this proposal or indicates that the shares represented by a proxy card are not voted on this proposal, such broker non-votes will not be considered a vote cast, but will be counted in determining the number of affirmative votes required for approval and accordingly, will have the effect of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2: THE ARTICLES OF AMENDMENT TO THE COMPANY'S CHARTER TO REDUCE THE COMPANY'S CALL PERIOD ON ITS SERIES A REDEEMABLE PREFERRED STOCK FROM 10 YEARS TO 5 YEARS.

COMMON STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS
AND PRINCIPAL STOCKHOLDERS

Except as otherwise indicated, the following table sets forth the beneficial ownership of shares of our common stock as of September 25, 2020 for:

•our directors and nominees;
•     our principal executive officer, principal financial officer and the three other most highly compensated executive officers calculated in accordance with SEC rules and regulations, provided we have updated for recent disclosures that identified different Named Executive Officers following changes in 2020 (collectively the "Named Executive Officers");
•     our directors and Named Executive Officers as a group; and
•each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

In accordance with SEC rules, each listed person’s beneficial ownership includes all shares of our common stock the person actually owns beneficially or of record, all shares of our common stock over which the person has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund), and all shares the person has the right to acquire within 60 days (such as shares of common stock that may be issued upon conversion of Class A Units representing Class A limited partnership interests ("Class A Units") in Preferred Apartment Communities Operating Partnership, L.P. (our "operating partnership"), of which the Company is the general partner). Except as otherwise provided, all shares are owned directly, and the indicated person has sole voting and investing power. Unless otherwise indicated, the business address of the stockholders listed below is the address of our principal executive office, 3284 Northside Parkway NW, Suite 150, Atlanta, Georgia 30327.

	Common Stock Outstanding

Beneficial Owner	Shares Owned		Percentage

The Vanguard Group	4,624,961	(1)	9.03%
Blackrock, Inc.	3,634,585	(2)	7.10%
Nuveen Asset Management, LLC	2,627,132	(3)	5.13%
Joel T. Murphy	414,290	(4)(5)(6)	*
Daniel M. DuPree	280,431	(7)	*
John A. Isakson	68,760	(8)(9)	*
Michael J. Cronin	98,749	(10)(11)	*
Jeffrey D. Sherman	22,373	(12)(13)	*
Parker Boone DuPree	22,000	(14((15)	*
Michael Aide	18,705	(16)(17)	*
Steve Bartkowski	69,305	(18)(19)	*
Gary B. Coursey	60,037	(19)	*
John Cannon	14,639	(19)	*
Sara J. Finley	19,797	(19)	*
Howard A. McLure	91,384	(19)(20)	*
Timothy A. Peterson	68,963	(19)	*
Leonard A. Silverstein	0	(21)(22)	*

All directors, director nominees and executive officers as a group (13 persons)	1,249,433		2.44%
______________________
*    Less than 1%

(1)As of December 31, 2019. Based solely upon information provided in a Schedule 13G/A filed with the SEC on February 12, 2020. The Vanguard Group beneficially owned 4,624,961 shares, 44,620 shares of which it has sole voting power with respect thereto, 2,800 shares of which it has shared voting power with respect thereto, 4,582,504 of such shares of which it has sole dispositive power with respect thereto and 42,457 shares of which it has shared dispositive power with respect thereto. The business address for The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.
(2)As of December 31, 2019. Based solely upon information provided in a Schedule 13G/A filed with the SEC on February 10, 2020. Blackrock, Inc. beneficially owned 3,634,585 shares, 3,524,033 shares of which it has sole voting power with respect thereto and 3,634,585 shares of which it has sole dispositive power with respect thereto. The business address for Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.
(3)As of December 31, 2019. Based solely upon information provided in a Schedule 13G filed with the SEC on February 14, 2020. TIAA-CREF Investment Management, LLC ("TCIM”) is the investment adviser to the College Retirement Equities Fund ("CREF”), a registered investment company, and may be deemed to be a beneficial owner of 296,592 shares of Issuer’s common stock owned by CREF and has sole voting power and sole dispositive power with respect thereto. Teachers Advisors, LLC ("TAL”) is the investment adviser to three registered investment companies, TIAA-CREF Funds ("Funds”), TIAA-CREF Life Funds ("Life Funds”), and TIAA Separate Account VA-1 ("VA-1”), as well as one or more separately managed accounts of Advisors (collectively, the "Separate Accounts”), and may be deemed to be a beneficial owner of 694,567 shares of Issuer’s common stock owned separately by Funds, Life Funds, VA-1, and/or the Separate Accounts and has sole voting power and sole dispositive power with respect thereto. Nuveen Asset Management, LLC ("NAM”), is a registered investment adviser affiliated with TCIM, TAL, and TIAA. NAM may be deemed to be a beneficial owner of 1,622,753 shares of Issuer’s common stock and has sole voting power and sole dispositive power with respect thereto. Total also includes 13,220 shares beneficially owned by Teachers Insurance and Annuity Association of America 13-1624203 ("TIAAA") for which TIAAA has sole voting power and sole dispositive power with respect thereto. The business address for Nuveen Asset Management, LLC is 333 W. Wacker Drive, Chicago, IL, 60606.
(4)93,477 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our Common Stock, or cash, as selected by the Company.
(5)148,072 of these shares are unvested shares of restricted stock that will vest approximately equally on June 17, 2021, June 17, 2022, June 17, 2023 and June 17, 2024, but for which the holder has voting rights.
(6)137,741 of these shares are unvested shares of restricted stock that will vest on June 17, 2024, but for which the holder has voting rights.
(7)51,078 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our Common Stock, or cash, as selected by the Company.
(8)20,551 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our Common Stock, or cash, as selected by the Company.
(9)48,209 of these shares are unvested shares of restricted stock that will vest approximately equally on June 17, 2021, June 17, 2022, June 17, 2023 and June 17, 2024, but for which the holder has voting rights.
(10)28,607 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our Common Stock, or cash, as selected by the Company.
(11)9,642 of these shares are unvested shares of restricted stock that will vest approximately equally on June 17, 2021, June 17, 2022, June 17, 2023 and June 17, 2024, but for which the holder has voting rights.
(12)3,405 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our Common Stock, or cash, as selected by the Company.
(13)17,218 of these shares are unvested shares of restricted stock that will vest approximately equally on June 17, 2021, June 17, 2022, June 17, 2023 and June 17, 2024, but for which the holder has voting rights.
(14)1,022 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our Common Stock, or cash, as selected by the Company.
(15)17,218 of these shares are unvested shares of restricted stock that will vest approximately equally on June 17, 2021, June 17, 2022, June 17, 2023 and June 17, 2024, but for which the holder has voting rights.
(16)3,406 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our Common Stock, or cash, as selected by the Company.
(17)13,774 of these shares are unvested shares of restricted stock that will vest approximately equally on June 17, 2021, June 17, 2022, June 17, 2023 and June 17, 2024, but for which the holder has voting rights.
(18)1,223 of these shares represent Class A Units of our operating partnership, each of which may be exchanged for one share of our common stock or cash, as selected by the Company.
(19)11,019 of these shares are unvested shares of restricted stock that will vest on the earlier of June 17, 2021 and the date of the next annual meeting, but for which the holder has voting rights and this applies to each individual with this footnote.
(20)76,729 of these shares are owned by the Howard Alex McLure Revocable Trust, of which Mr. McLure is the sole trustee and sole beneficiary.
(21)While Mr. Silverstein has no beneficial ownership pursuant to SEC rules, family trusts for which Mr. Silverstein is a beneficiary own an aggregate of 346,027 shares of our common stock.
(22)Mr. Silverstein resigned from his position as President and Chief Operating Officer of the Company on March 3, 2020 and from his position as a member of the Board and as Vice Chairman of the Board on May 7, 2020.

OTHER BUSINESS

    Our Board does not presently intend to bring any other business before the Special Meeting, and, so far as known to our Board, no matters are to be brought before the Special Meeting, except as specified in the Notice of Special Meeting. As to any business that may properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

Joel T. Murphy
President and Chief Executive Officer and Board Member

Date: September 25, 2020

ANNEX A

PREFERRED APARTMENT COMMUNITIES, INC.

ARTICLES OF AMENDMENT

Preferred Apartment Communities, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:
FIRST: The charter of the Corporation (the “Charter”) is hereby amended by deleting Article 5 of the Charter in its entirety and substituting in lieu thereof the following new Article 5:
ARTICLE 5
Section 5.01. By-laws. The Board shall have the power to adopt, alter or repeal any provision of the Corporation's By-laws and to make new By-laws. The By-laws also may be adopted, altered or repealed, and new By-laws may be made, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote on the matter or such other standard as may be required to approve such action by an express provision of the By-laws as then in effect. The By-laws may also include other requirements that stockholders must satisfy in order to make such a proposal.
SECOND: The amendment to the Charter as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
THIRD: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested by its Secretary on this _____ day of ______________, 2020.
ATTEST:                    PREFERRED APARTMENT COMMUNITIES, INC.

______________________________        By: ______________________________ (SEAL)
Name: Jeffrey R. Sprain                 Name: Joel T. Murphy
Title: Secretary                     Title: President and Chief Executive Officer

A-1

ANNEX B

PREFERRED APARTMENT COMMUNITIES, INC.

ARTICLES OF AMENDMENT

Preferred Apartment Communities, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The charter of the Corporation (the “Charter”) is hereby amended by deleting Sections 6(a) and 6(b) of the Articles Supplementary filed with, and accepted for record by, the Department on October 31, 2011, as amended by the Articles of Amendment filed with, and accepted for record, by the Department on June 26, 2014 (the "Series A Articles Supplementary") in their entirety and substituting in lieu thereof the following new Sections 6(a) and 6(b):

(a) The Series A Preferred Stock is not redeemable by the Corporation prior to the fifth anniversary of the date of original issuance of the shares of Series A Preferred Stock to be redeemed. However, in order to ensure that the Corporation remains qualified as a REIT under Section 856 of the Code, the Series A Preferred Stock shall be subject to the provisions of Section 4.04 of the Charter. Pursuant to Section 4.04 of the Charter, and without limitation of any provisions of such Section 4.04, the Series A Preferred Stock, together with all other Shares (as defined in the Charter), owned by a stockholder in excess of the Aggregate Share Ownership Limit (as defined in the Charter) will automatically be transferred to a Trust (as defined in the Charter) for the benefit of a Charitable Beneficiary (as defined in the Charter) and the Corporation shall have the right to purchase such transferred shares from the Trust. For this purpose, the Market Price (as defined in the Charter) of Series A Preferred Stock shall equal the Stated Value, plus an amount equal to all accumulated, accrued and unpaid dividends (whether or not earned or declared) to and including the date of purchase.

(b) On and after the fifth anniversary of the date of original issuance of any shares of Series A Preferred Stock to be redeemed, the Corporation may, at its option, redeem such shares of the Series A Preferred Stock, in whole or from time to time, in part, at a redemption price equal to 100% of the Stated Value per share, plus all accumulated, accrued and unpaid dividends, if any, to and including the date fixed for redemption (the “Redemption Date”).

SECOND: The amendment to the Charter as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested by its Secretary on this ____ day of _______, 2020.

ATTEST: PREFERRED APARTMENT COMMUNITIES, INC.

___________________________ By: (SEAL)
Name: Jeffrey R. Sprain Name: Joel T. Murphy
Title: Secretary Title: President and Chief Executive Officer
B-1

PREFERRED APARTMENT COMMUNITIES, INC.
3284 NORTHSIDE PARKWY NW
SUITE 150
ATLANTA, GA 30327

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 4, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/APTS2020SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 4, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24665-S09362

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PREFERRED APARTMENT COMMUNITIES, INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D24666-S09362

PREFERRED APARTMENT COMMUNITIES, INC.
Special Meeting of Stockholders
November 5, 2020 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joel T. Murphy, John A. Isakson, Michael J. Cronin and Jeffrey Sprain, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PREFERRED APARTMENT COMMUNITIES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, EST on November 5, 2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side